UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 5, 2012

Midstates Petroleum Company, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4400 Post Oak Parkway, Suite 1900 Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 595-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, on August 11, 2012, Midstates Petroleum Company, Inc. (the “Company”) and Midstates Petroleum Company, LLC (“Midstates Sub”), a wholly owned subsidiary of the Company, entered into an Asset Purchase Agreement with Eagle Energy Production, LLC (“Eagle Energy”), pursuant to which Midstates Sub agreed to acquire certain interests in producing oil and natural gas assets and unevaluated leasehold acreage in Oklahoma and Kansas and the related hedging instruments (the “Eagle Energy Acquisition”). As of August 1, 2012, Eagle Energy had approximately 82,000 net acres prospective in the Mississippian Lime with 76,000 net acres in Woods and Alfalfa Counties, Oklahoma and 6,000 net acres in Kansas, in which Eagle Energy held an average working interest of approximately 73%. Eagle Energy also had approximately 15,000 net acres in the Hunton formation in Lincoln County, Oklahoma. Updated information regarding Eagle Energy’s hedging position is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The Company is furnishing certain additional information regarding the properties of the combined company on Exhibit 99.2 to this Current Report and incorporated by reference herein.

The Company has updated its third quarter 2012 and full year 2012 and 2013 guidance as set forth below:

	2012				2013
	Quarter Ending September 30		Full Year (Combined Company)		Full Year (Combined Company)
Daily production (Boe/d)	8,100 - 8,500	(1)	9,800 - 10,500		20,000 - 23,000	(2)
					50/50 split (+/-5%)	(5)
Capital expenditures (in millions)	$90 - $100		$400 - $430	(6)	$400 - $450
					55/45 split (+/-5%)	(5)
Lease operating and workover expense (per Boe)	$8.25 - $9.25				$5.50 - $7.00
Severance and ad valorem tax (as a percent of revenue)	10% - 11%				7% - 8%
General and administrative expense (in millions)(3)	$8 - $9				$42 - $47	(7)
Depreciation, depletion and amortization expense (per Boe)	$38 - $39				$32 - $36
Income tax provision(4)	40% - 45% tax rate				40% tax rate

(1)	Estimated at: 60-65% oil, 10-15% natural gas liquids (“NGL”), 25-30% natural gas
(2)	Estimated at: 50-55% oil, 15-20% NGL, 30-35% natural gas
(3)	18-20% non-cash compensation
(4)	100% deferred and non-cash
(5)	Estimated split Upper Gulf Coast Tertiary versus Mississippian Lime
(6)	Excludes investment of acquisition and settlement costs
(7)	Includes $4 million associated with transition costs

None of the information furnished in this Item 7.01 (including the related exhibits) will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report and the accompanying exhibits is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01 Other Events.

On September 5, 2012, the Company issued a press release regarding the launch of a private offering of $550,000,000 aggregate principal amount of senior notes issued by the Company and Midstates Sub. A copy of the press release is attached as Exhibit 99.3 to this Current Report and incorporated by reference herein.

Historical financial information of Eagle Energy is attached as Exhibits 99.4 and 99.5 to this Current Report and incorporated by reference herein. Pro forma financial information of the Company to give effect to the Eagle Energy Acquisition is attached as Exhibit 99.6 to this Current Report and incorporated by reference herein.

The Company is providing the following update regarding the lawsuit filed by Clovelly Oil Company against the Company, which was most recently discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012. On August 15, 2012, the Court of Appeals denied the Company’s application for rehearing. The Company intends to file a writ of certiorari to the Louisiana Supreme Court seeking review and reversal of the Court of Appeal’s decision.

This Current Report contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include those regarding the senior notes offering, financial and operational results in future periods, actions with respect to the Clovelly litigation, plans or targets of the Company’s management, expected production and other statements that are not historical in nature. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this current report. Although the Company believes that all such statements contained in this current report are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of the Company’s control that could affect the Company’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this current report. Please refer to the Company’s filings with the Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect the Company’s actual future results. The Company undertakes no obligation to update the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Eagle Energy Company of Oklahoma, LLC as of and for the fiscal years ended December 31, 2010 and 2011 and the period from December 11, 2009 through December 31, 2009, and the related notes thereto, together with the report of Ernst & Young LLP, independent auditors, concerning those statements and related notes, are attached hereto as Exhibit 99.4 and incorporated herein by reference. The unaudited consolidated financial statements of Eagle Energy Company of Oklahoma, LLC as of and for the six months ended June 30, 2011 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of the Company to give effect to the Eagle Energy Acquisition is filed as Exhibit 99.6 to this Current Report on Form 8-K and incorporated herein by reference:

•	Introduction

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2012

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011

•	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2012

•	Notes to unaudited pro forma condensed combined financial statements

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Furnished Information Regarding Eagle Energy’s Hedging Position

99.2	Furnished Information Regarding Certain Properties

99.3	Press Release, dated September 5, 2012

99.4	Eagle Energy Company of Oklahoma, LLC Audited Historical Consolidated Financial Statements

99.5	Eagle Energy Company of Oklahoma, LLC Unaudited Historical Consolidated Financial Statements

99.6	Midstates Petroleum Company, Inc. Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)
Date: September 5, 2012
	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Furnished Information Regarding Eagle Energy’s Hedging Position

99.2	Furnished Information Regarding Certain Properties

99.3	Press Release, dated September 5, 2012

99.4	Eagle Energy Company of Oklahoma, LLC Audited Historical Consolidated Financial Statements

99.5	Eagle Energy Company of Oklahoma, LLC Unaudited Historical Consolidated Financial Statements

99.6	Midstates Petroleum Company, Inc. Unaudited Pro Forma Condensed Combined Financial Statements

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